UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2026

Apartment Investment and Management Company

(Exact name of registrant as specified in its charter)

Maryland	001-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 South Ulster Street
Suite 1450, Denver, CO 80237
(Address of principal executive offices)

Registrant’s telephone number, including area code: (833) 373-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on November 10, 2025, the Board of Directors of Apartment Investment and Management Company (“Aimco” or the “Company”) approved a Plan of Sale and Liquidation, providing for the sale or disposition of all the Company’s assets, winding down the Company’s business and affairs and terminating the Company’s existence by voluntary dissolution.

In connection with the Plan of Sale and Liquidation, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) on December 15, 2025 and a definitive proxy statement (the “Definitive Proxy Statement”) on January 2, 2026. The Company first mailed the Definitive Proxy Statement to its stockholders on or about January 6, 2026.

Aimco is supplementing the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

Supplemental Disclosures to Definitive Proxy Statement

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent that information set forth in the supplemental disclosures differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Definitive Proxy Statement. All page references are to the Definitive Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

1.

A new section entitled “Engagement of Morgan Stanley” is hereby added, beginning on page 45 and following the final paragraph of the section entitled “The Plan of Sale and Liquidation – Board Recommendation and Reasons for the Plan of Sale and Liquidation”. The new section reads as follows:

The Company engaged Morgan Stanley in December 2024 to act as its lead financial advisor with respect to pursuing a transaction or series of related transactions in which the Company would, directly or indirectly, consummate a sale, merger, consolidation or business combination involving all or a majority of its equity or all or substantially all of its consolidated assets (including the spin-off, split-off or other similar distribution of such assets to existing shareholders) (a “Transaction” and such engagement, the “Sale Engagement”). The Company originally engaged Morgan Stanley in 2022 to provide certain advisory services (such engagement, the “Advisory Engagement”). In connection with the Advisory Engagement, the Company agreed to offer to retain Morgan Stanley as its lead financial advisor (or similar role) if the Company determined to pursue a Transaction within two years after its annual shareholder meeting in December 2022. The Company offered to engage Morgan Stanley in connection with the Sale Engagement on the basis of this agreement and its prior services for the Company, and because of Morgan Stanley’s qualifications, reputation and experience in connection with providing such services, with mergers and acquisitions generally and with the REIT industry in particular, as well as its substantial experience in transactions comparable to a sale of the Company as a whole and in sales of significant assets of the Company.

In light of the Board’s decision to pursue a Plan Sale and Liquidation, Morgan Stanley did not render, nor was it asked by the Investment Committee or the Board to render, a fairness opinion or appraisal. However, at the request of the Company, Morgan Stanley reviewed and conferred with management in connection with the methodology and assumptions utilized by the Company in preparing its estimate of Total Estimated Liquidating Distributions. Management consulted with Morgan Stanley in light of its general knowledge and experience with financial and capital markets, mergers and acquisitions and the real estate industry as well as information and feedback Morgan Stanley received from potential transaction counterparties as part its engagement with such parties.

In the event of a Transaction, as compensation for Morgan Stanley’s services, the Company agreed to pay Morgan Stanley a fee (the “Transaction Fee”) equal to 1.00% of (i) the product of the number of shares of the Company’s common stock (on a fully diluted basis) multiplied by the price paid per share in a sale of all or a majority of the Company’s equity, plus the principal amount of the Company’s outstanding debt obligations and certain debt-like items or (ii) the consideration paid for all or substantially all of the Company’s assets, as applicable, plus the principal amount of the Company’s outstanding debt obligations and certain debt-like items (the “Transaction Value”). If, prior to the 18 month anniversary of the expiration or termination of the Company’s engagement letter with Morgan Stanley, the Board resolved to undertake a plan of liquidation or the sale of a material portfolio of assets or of any individual material asset for which the Company retained a real estate brokerage firm, the Company agreed to pay Morgan Stanley a reduced Transaction Fee equal to the Transaction Fee of 1.00%, minus any fees and expenses paid to real estate brokerage firms in connection with the asset sales (subject to a cap on such fees and expenses to be subtracted of 0.50% of the Transaction Value). At the closing of any Transaction, the Company would have the option to pay an additional discretionary fee of up to 0.15% of the Transaction Value.

The Company also agreed to pay Morgan Stanley a $300,000 advisory fee for each calendar quarter in which Morgan Stanley was engaged by the Company, as well as $2.0 million upon the delivery of an opinion, if requested, in each case, to be credited against any Transaction Fee payable to Morgan Stanley, if any. Because the Company did not request an opinion in light of the Board’s decision to pursue a Plan of Sale and Liquidation rather than a Transaction, the Company did not pay Morgan Stanley an opinion fee.

In addition, the Company agreed to reimburse Morgan Stanley for a portion of its reasonable and documented out-of-pocket expenses, up to an aggregate amount of $75,000 (excluding reasonably incurred legal fees) without the Company’s prior consent, and to indemnify Morgan Stanley for certain liabilities that may arise out of its engagement by the Company.

As of the date of this filing, Morgan Stanley has received fees of approximately $5.55 million in the aggregate in connection with the Sale Engagement and the resulting Plan of Sale and Liquidation. Except as described herein, Morgan Stanley has not performed any investment banking services for the Company for which it has earned fees during the two years prior to the date of its engagement by the Company in connection with the Sale Engagement. Morgan Stanley may perform investment banking services for the Company in the future for which it would expect to receive customary fees for such services. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for its own account or the accounts of its customers, in debt or equity securities or loans of the Company and any potential transaction counterparties.

Additional Information and Where to Find It

This release relates to the proposed plan of sale and liquidation of Aimco (the “Proposed Transaction”) and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Aimco has filed a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Proxy Statement has been sent to all shareholders of Aimco. Aimco will also file other documents regarding the Proposed Transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF AIMCO ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders of Aimco may obtain copies of the Proxy Statement and other documents that are filed or will be filed by Aimco with the SEC, free of charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Aimco with the SEC will also be available, free of charge, on Aimco’s website at investors.aimco.com or by contacting Aimco’s investor relations contact at investor@aimco.com.

Participants in the Solicitation

Aimco, certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Aimco’s shareholders in connection with the Proposed Transaction. Information about Aimco’s directors and executive officers and their ownership of Aimco’s common stock is set forth in the Proxy Statement and in Aimco’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A, which was filed with the SEC on April 25, 2025. To the extent that holdings of Aimco’s securities have changed since the amounts reported in Aimco’s proxy statements, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the Proxy Statement regarding the Proposed Transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements, including those regarding the timing of asset sales and the timing and amount of capital expected to be returned to stockholders, are not guarantees of future performance, condition or results, and involve a number of known and unknown risks, uncertainties, and assumptions that may affect actual results or outcomes, including changes in market conditions, fluctuations in our stock price, our financial performance, regulatory changes, and general economic conditions. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2024, as these filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

By:	/s/ H. Lynn C. Stanfield
Name:	H. Lynn C. Stanfield
Title:	Executive Vice President and Chief Financial Officer

Date: February 2, 2026